First Quarter Investor Presentation May 5, 2020

Safe Harbor Disclosure  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the real estate investment trust qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements included in this presentation are based on our current beliefs, assumptions and expectations of our future performance. Forward-looking statements are not predictions of future events. Our beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are currently known to us or reasonably expected to occur at this time. If a change in our beliefs, assumptions or expectations occurs, our business, financial condition, liquidity and results of operations may vary materially from the forward-looking statements included in this presentation. Forward-looking statements are subject to risks and uncertainties, including, among other things, those resulting from the pandemic caused by the global novel coronavirus outbreak and those described under Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which can be accessed through the link to our Securities and Exchange Commission ("SEC") filings on our website (www.great-ajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties and factors that could cause actual results to differ materially from the forward- looking statements included in this presentation may be described from time to time in reports we file with the SEC. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of March 31, 2020. 2

Business Overview  Leverage long-standing relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers – Over 90% of our acquisitions since inception have been privately negotiated – Acquisitions made in 301 transactions since inception. Four transactions closed in Q1 2020  Use our manager’s proprietary analytics to price each mortgage pool on an asset-by-asset basis – We own 19.8% of our manager  Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas – Typical acquisition contains 25 – 100 loans with a total market value between $5 – $20 million  Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower – We own 8% and hold warrants to purchase up to an additional 12% of our affiliated servicer  Our objective is to maximize returns for each asset by utilizing a full menu of loss mitigation and asset optimization techniques  Analytics and processes of our manager and servicer enable us to broaden our reach through joint ventures with third-party institutional investors  Use moderate non-mark-to-market leverage 3

Highlights – Quarter Ended March 31, 2020  Formed a joint venture that acquired $184.8 million in unpaid principal balance (“UPB”) of mortgage loans with collateral values of $292.9 million and an aggregate purchase price of $170.4 million. As of March 31, 2020, the joint venture was prefunded with $132.6 million of cash for additional loan purchases of which 677 re-performing mortgage loans ("RPLs") with UPB of $123.2 million closed in April for a purchase price of $114.0 million. We retained $61.3 million of varying classes of related securities issued by the joint venture to end the quarter with $312.1 million of investments in debt securities and beneficial interests  Purchased $0.2 million of non-performing mortgage loans ("NPLs") with UPB of $0.2 million and underlying collateral values of $0.3 million, and 26 RPLs for $1.2 million with UPB of $2.0 million and collateral values of $3.1 million to end the quarter with $1.1 billion in net mortgage loans  Interest income of $27.3 million; net interest income after provision for credit losses of $9.1 million  Overall cost of funds decreased approximately 21 basis points  Net income attributable to common stockholders of $0.4 million  Basic earnings per share (“EPS”) of $0.02  Taxable income of $0.05 per share  Book value per share of $14.37 at March 31, 2020  Collected total cash of $62.4 million from loan payments, sales of real estate owned ("REO") and investments in debt securities and beneficial interests  Held $31.2 million of cash and cash equivalents at March 31, 2020; average daily cash balance for the quarter was $58.6 million  At March 31, 2020, approximately 74% of our portfolio based on UPB had made at least the last 12 out of 12 payments 4

Portfolio Overview – as of March 31, 2020 1 Unpaid Principal Balance Property Value 1% 3% 3% RPL RPL NPL NPL REO 96% 97% $1,207.9 MM $1,930.1 MM RPL: $1,171.2 MM RPL: $1,864.1 MM NPL: $ 36.7 MM NPL: $ 52.8 MM REO & Rental: $ 12.7 MM 1 Includes $351.4 million UPB in RPLs included in joint ventures with third-party institutional investors that are required to be consolidated for GAAP purposes 2 Real estate owned (“REO”) and rental property value is presented at estimated property fair value less expected liquidation costs 5

Portfolio Growth Re-performing Loans UPB 2,500 Property Value Price Millions $1,969 2,000 $1,881 $1,864 1,500 $1,397 $1,427 $1,230 $1,196 $1,167 $1,171 $1,023 $974 1,000 $757 $774 $659 $502 500 $306$330 $226 0 3/31/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020  RPL UPB includes $3.65 million of Small Balance Commercial (SBC) loans, which are performing loans. Includes $341.2 million UPB in RPLs included in joint ventures with third- party institutional investors that are required to be consolidated for GAAP purposes  RPL status stays constant based on initial purchase status 6

Portfolio Growth Non-performing Loans 120 UPB $105 Millions $103 Property Value $100 100 $96 Price 80 $77 $69 $61 $62 $59 60 $58 $51 $53 $43 $44 40 $37 $33 $32 $27 20 0 3/31/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020  NPL status stays constant based on initial purchase status 7

Portfolio Concentrated in Attractive Markets  Clusters of loans in attractive, densely populated markets  Stable liquidity and home prices  Over 80% of the portfolio in our target markets Portland New York / New Jersey Metro Area Washington DC Metro Area Los Angeles San Diego Phoenix Atlanta Dallas Target Markets Houston Orlando Target States Property Management Tampa Miami, Business Management Ft. Lauderdale, REIT, Servicer & Manager Headquarters W. Palm Beach 8

Portfolio Migration Total Pre 1Q2020 Acquisitions ($ in thousands) Acquisition Current Based on Count UPB Count UPB Liquidated - - 2,424 522,463 Sold - - 980 228,834 24for24 829 150,431 4,105 877,717 12for12 576 121,398 419 90,892 7for7 3,250 728,386 194 40,155 4f4-6f6 1,768 389,846 151 29,690 Less than 4f4 2,444 517,991 572 116,446 REO 34 8,074 76 25,445 NPL 608 141,129 588 125,613 9,509 2,057,255 9,509 2,057,255  24 for 24: Loans that have made at least 24 of the last 24 payments, or for which the full dollar amount to cover at least 24 payments has been made in the last 24 months  12 for 12: Loans that have made at least 12 of the last 12 payments, or for which the full dollar amount to cover at least 12 payments has been made in the last 12 months  7 for 7: Loans that have made at least 7 of the last 7 payments, or for which the full dollar amount to cover at least 7 payments has been made in the last 7 months 9  NPL: <1 full payment in the last three months

Subsequent Events  Acquisitions Closed since 03/31/20201  RPL  UPB: $123.2MM  Collateral Value: $189.9MM  Price/UPB: 92.5%  Price/Collateral Value: 60.0%  677 loans in 1 transaction  A dividend of $0.17 per share, to be paid on May 29, 2020 to common stockholders of record as of May 15, 2020  On April 6, 2020 we closed a private placement of $80 million of preferred stock and warrants to institutional accredited investors pursuant to a securities purchase agreement dated April 3, 2020. We issued 820,000 shares of 7.25% Series A Fixed- to-Floating Rate Preferred Stock and 2,380,000 shares of 5.00% Series B Fixed-to-Floating Rate Preferred Stock, each at a purchase price per share of $25.00 and two series of five-year warrants to purchase an aggregate of 4,000,000 shares of our common stock at an exercise price of $10.00 per share. Each series of warrants includes a put option that allows the holder to sell the warrants to us at a specified put price on or after July 6, 2023. In addition, we granted the purchasers an option to purchase up to an additional 800,000 shares of Series A Preferred Stock and Series B Preferred Stock and warrants to purchase an aggregate of 1,000,000 shares of our common stock on the same terms. 1Acquired in joint ventures with third-party institutional investors 10

Financial Metrics – Excluding consolidation of the portion of securitizations owned by third-party institutional investors*

($ in thousands)	Q1-20	Q4-19	Q3-19	Q2-19
	Excluding the consolidation of 2017 D and 2018 C			
Interest Income on Loans	18,696	20,441	21,596	22,353
Provision for credit losses on mortgage loans	(1,455)	(561)	(3)	(85)
Interest Income on Debt Securities and Beneficial Interests[1]	4,837	4,203	3,322	3,140
Provision for credit losses on Beneficial Interests	(2,818)	-	-	-
Average Loans	992,907	1,007,559	1,028,267	1,043,463
Average Loan Yield - ex net of credit losses on mortgage loans	7.7%	8.4%	8.7%	8.8%
Average Loan Yield - Net of credit losses on mortgage loans	-0.6%	-0.2%	0.0%	0.0%
Average Loan Yield - Total	7.2%	8.1%	8.7%	8.8%
Average Debt Securities and Beneficial Interests	298,304	245,701	198,320	192,129
Average Debt Securities and Beneficial Interests Yield - ex net of credit losses on Beneficial Intersts	6.6%	7.0%	6.9%	6.7%
Average Debt Securities and Beneficial Interests Yield - Net of credit losses on Beneficial Interests	-3.7%	0.0%	0.0%	0.0%
Average Debt Securities and Beneficial Interests Yield - Total	2.9%	7.0%	6.9%	6.7%
Average Total Asset Yield	6.1%	7.9%	8.4%	8.5%
Total Interest Expense	11,732	12,492	12,873	13,955
Asset Level Interest Expense	9,284	9,927	10,312	11,401
Average Asset Level Debt	957,291	952,748	937,317	983,585
Average Asset Level Debt Cost	3.9%	4.2%	4.5%	4.7%
Asset Level Net Interest Margin	2.2%	3.7%	3.9%	3.8%
Total Average Debt	1,073,111	1,071,327	1,055,673	1,101,627
Average Asset Yield	7.5%	8.1%	8.4%	8.5%
Total Average Debt Cost	4.4%	4.7%	5.0%	5.2%
Net Interest Margin Before Provision for Credit Losses	3.0%	3.4%	3.4%	3.3%
Provision for Credit Losses	-1.3%	-0.2%	0.0%	0.0%
Total Net Interest Margin	1.7%	3.2%	3.4%	3.3%
Non-Interest Operating Expenses/Avg Assets	1.5%	1.5%	1.6%	1.6%
ROAA - ex net REO gains and losses and provision for credit losses	2.1%	2.4%	2.7%	4.3%
ROAA - Net REO gains and losses and provision for credit losses	-1.7%	-0.4%	-0.3%	-0.3%
ROAA - Total	0.5%	2.1%	2.4%	4.0%
ROAE - ex net REO gains and losses and provision for losses[2]	8.7%	9.6%	10.9%	18.5%
ROAE - Net REO gains and losses and provision for credit losses	-6.6%	-1.5%	-1.1%	-1.3%
ROAE - Total	2.1%	8.1%	9.9%	17.2%
Average Leverage Ratio - Asset Backed	2.7	2.6	2.7	2.9
Average Leverage Ratio - Convertbile Debt	0.3	0.3	0.3	0.3
Average Leverage Ratio - Total	3.0	2.9	3.0	3.2
Ending Leverage Ratio - Asset Backed[3]	2.9	2.7	2.9	2.9
Ending Leverage Ratio - Convertible Debt	0.3	0.3	0.4	0.4
Ending Leverage Ratio - Total[4]	3.2	3.0	3.2	3.3

[1]Interest income on debt securities is net of servicing fee

[2]Return on average equity for the quarter ended June 30, 2019 includes approximately $5.2 million net gain from an RPL sale, after adjusting for foregone interest income, reduced interest expense and other loan related expenses

[3]Excludes the impact of consolidating trusts and convertible debt

[4]Excludes the impact of consolidating trusts

*The Company believes these financial metrics provide investors with useful supplemental information relating to the Company's results of operation and financial performance. These adjusted financial metrics are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the financial measures prepared in accordance with GAAP as reflected on other slides in this presentation. The following slide provides a reconciliation of these financial metrics to the most comparable GAAP measure.

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Financial Metrics - Reconciliation of GAAP consolidated financial metrics to non-GAAP financial metrics excluding the portion of securitizations owned by third-party institutional investors

Reconciliation of GAAP Consolidated to GAAP Consolidated Excluding the Consolidation of 2017 D and 2018 C

($ in thousands)	Q1-20 GAAP Consolidated	Consolidation Impact of 2017 D	Consolidation Impact of 2018 C	Q1-20 Excluding the Consolidation of 2017 D and 2018 C	Q4-19 Excluding the Consolidation of 2017 D and 2018 C	Q3-19 Excluding the Consolidation of 2017 D and 2018 C	Q2-19 Excluding the Consolidation of 2017 D and 2018 C
Interest Income on Loans	21,892	1,918	1,278	18,696	20,441	21,596	22,353
Provision for credit losses on mortgage loans	(1,893)	(131)	(307)	(1,455)	(561)	(3)	(85)
Interest Income on Debt Securities and Beneficial Interests[1]	4,837	-	-	4,837	4,203	3,322	3,140
Provision for credit losses on Beneficial Interests	(2,818)	-	-	(2,818)	-	-	-
Average Loans	1,135,336	72,451	69,978	992,907	1,007,559	1,028,267	1,043,463
Average Loan Yield - ex net of credit losses on mortgage loans	7.9%	-0.2%	0.0%	7.7%	8.4%	8.7%	8.8%
Average Loan Yield - Net of credit losses on mortgage loans	-0.7%	0.0%	0.1%	-0.6%	-0.2%	0.0%	0.0%
Average Loan Yield - Total	7.3%	-0.2%	0.1%	7.2%	8.1%	8.7%	8.8%
Average Debt Securities and Beneficial Interests	298,304	-	-	298,304	245,701	198,320	192,129
Average Debt Securities and Beneficial Interests Yield - ex net of credit losses on Beneficial Intersts	6.6%	0.0%	0.0%	6.6%	7.0%	6.9%	6.7%
Average Debt Securities and Beneficial Interests Yield - Net of credit losses on Beneficial Interests	-3.7%	0.0%	0.0%	-3.7%	0.0%	0.0%	0.0%
Average Debt Securities and Beneficial Interests Yield - Total	2.9%	0.0%	0.0%	2.9%	7.0%	6.9%	6.7%
Average Total Asset Yield	6.3%	-0.2%	0.0%	6.1%	7.9%	8.4%	8.5%
Total Interest Expense	13,070	605	733	11,732	12,492	12,873	13,955
Asset Level Interest Expense	10,622	605	733	9,284	9,927	10,312	11,401
Average Asset Level Debt	1,067,983	59,463	51,229	957,291	952,748	937,317	983,585
Average Asset Level Debt Cost	4.0%	0.0%	-0.1%	3.9%	4.2%	4.5%	4.7%
Asset Level Net Interest Margin	2.2%	-0.2%	0.1%	2.2%	3.7%	3.9%	3.8%
Total Average Debt	1,183,803	59,463	51,229	1,073,111	1,071,327	1,055,673	1,101,627
Average Asset Yield	7.7%	-0.2%	0.0%	7.5%	8.1%	8.4%	8.5%
Total Average Debt Cost	4.5%	0.0%	-0.1%	4.4%	4.7%	5.0%	5.2%
Net Interest Margin Before Provision for Credit Losses	3.2%	-0.2%	0.1%	3.0%	3.4%	3.4%	3.3%
Provision for Credit Losses	-1.3%	0.0%	0.0%	-1.3%	-0.2%	0.0%	0.0%
Total Net Interest Margin	1.9%	-0.2%	0.1%	1.7%	3.2%	3.4%	3.3%
Non-Interest Operating Expenses/Avg Assets	1.4%	0.0%	0.0%	1.5%	1.5%	1.6%	1.6%
ROAA - ex net REO gains and losses and provision for credit losse	1.9%	0.1%	0.1%	2.1%	2.4%	2.7%	4.3%
ROAA - Net REO gains and losses and provision for credit losses	-1.5%	-0.1%	-0.1%	-1.7%	-0.4%	-0.3%	-0.3%
ROAA - Total	0.4%	0.0%	0.0%	0.5%	2.1%	2.4%	4.0%
ROAE - ex net REO gains and losses and provision for losses[2]	8.7%	0.0%	0.0%	8.7%	9.6%	10.9%	18.5%
ROAE - Net REO gains and losses and provision for credit losses	-6.6%	0.0%	0.0%	-6.6%	-1.5%	-1.1%	-1.3%
ROAE - Total	2.1%	0.0%	0.0%	2.1%	8.1%	9.9%	17.2%
Average Leverage Ratio - Asset Backed	3.0	(0.2)	(0.1)	2.7	2.6	2.7	2.9
Average Leverage Ratio - Convertbile Debt	0.3	-	-	0.3	0.3	0.3	0.3
Average Leverage Ratio - Total	3.3	(0.2)	(0.1)	3.0	2.9	3.0	3.2
Ending Leverage Ratio - Asset Backed[3]	3.0	(0.0)	(0.1)	2.9	2.7	2.9	2.9
Ending Leverage Ratio - Convertible Debt	0.3	0.0	0.0	0.3	0.3	0.4	0.4
Ending Leverage Ratio - Total[4]	3.3	(0.0)	(0.1)	3.2	3.0	3.2	3.3

(1) Interest income on debt securities is net of servicing fee.
(2) Return on average equity for the quarter ended June 30, 2019 includes approximately $5.2 million net gain from an RPL sale, after adjusting for foregone interest income, reduced interest expense and other loan related expenses.
(3) Excludes the impact of consolidating trusts and convertible debt.
(4) Excludes the impact of consolidating trusts.

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Consolidated Statements of Income (Dollars in thousands except per share amounts) (Unaudited) Three months ended March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 (unaudited) (unaudited) (unaudited) (unaudited) INCOME: Interest income $ 27,286 $ 27,113 $ 27,723 $ 28,128 Interest expense (13,070) (13,884) (14,317) (15,439) Net interest income 14,216 13,229 13,406 12,689 Provision for credit losses (5,109) (561) (3) (85) Net interest income after provision for credit losses 9,107 12,668 13,403 12,604 Income/(Loss) from investments in affiliates (1,112) 31 583 257 Gain/(Loss) on sale of mortgage loans (705) - 109 7,014 Other income 747 1,017 1,221 828 Total income 8,037 13,716 15,316 20,703 EXPENSE: Related party expense - loan servicing fees 2,014 2,156 2,197 2,274 Related party expense - management fee 1,799 1,801 2,215 1,652 Loan transaction expense (103) 16 52 191 Professional fees 805 608 446 634 Real estate operating expense 912 796 1,216 887 Other expense 1,025 985 940 1,219 Total expense 6,452 6,362 7,066 6,857 Loss on debt extinguishment 408 247 - 182 Income before provision for income tax 1,177 7,107 8,250 13,664 Provision for income tax (benefit) (319) (12) 27 38 Consolidated net income 1,496 7,119 8,223 13,626 Less: consolidated net income attributable to non- 1,096 462 532 599 controlling interests Consolidated net income attributable to common $ 400 $ 6,657 $ 7,691 $ 13,027 stockholders Basic earnings per common share $ 0.02 $ 0.31 $ 0.39 $ 0.67 Diluted earnings per common share $ 0.02 $ 0.31 $ 0.36 $ 0.56 Weighted average shares – basic 22,070,354 21,083,719 19,751,142 19,169,941 Weighted average shares – diluted 22,189,984 29,487,273 28,200,653 27,732,587 13

Consolidated Balance Sheets (Dollars in thousands except per share amounts) ASSETS March 31, 2020 December 31, 2019 Cash and cash equivalents $ 31,179 $ 64,343 Cash held in trust 19 20 Mortgage loans, net(1,2) 1,098,629 1,151,469 Property held-for-sale, net(3) 10,905 13,537 Rental property, net 1,345 1,534 Investments at fair value(4) 247,372 231,685 Investments in beneficial interests (5) 64,703 57,954 Receivable from servicer 17,322 17,013 Investment in affiliates 28,028 29,649 Prepaid expenses and other assets 38,345 9,637 Total assets $ 1,537,847 $ 1,576,841 LIABILITIES AND EQUITY Liabilities: Secured borrowings, net(1,2,6) $ 630,938 $ 652,747 Borrowings under repurchase transactions 431,091 414,114 Convertible senior notes, net(6) 111,420 118,784 Management fee payable 1,795 1,634 Accrued expenses and other liabilities 5,329 5,478 Total liabilities 1,180,573 1,192,757 Equity: Preferred stock $0.01 par value; 25,000,000 shares authorized, — — none issued or outstanding Common stock $0.01 par value; 125,000,000 shares authorized, 22,921,935 shares at March 31, 2020 and 22,142,143 shares at 230 222 December 31, 2019 issued and outstanding Additional paid-in capital 316,762 309,395 Treasury stock (514) (458) Retained earnings 42,749 49,446 Accumulated other comprehensive gain/(loss) (27,167) 1,277 Equity attributable to stockholders 332,060 359,882 Non-controlling interests (7) 25,214 24,202 Total equity 357,274 384,084 Total liabilities and equity $ 1,537,847 $ 1,576,841 (1) Mortgage loans, net include $888.2 million and $908.6 million of loans at March 31, 2020 and December 31, 2019, respectively, transferred to securitization trusts that are variable interest entities (“VIEs”); these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp.). Mortgage loans, net include $16.1 million and $2.0 million of allowance for loan credit losses at March 31, 2020 and December 31, 2019, respectively. (2) As of March 31, 2020, balances for Mortgage loans, net includes $316.5 million and Secured borrowings, net of deferred costs includes $271.6 million from the 50% and 63% owned joint ventures, respectively. As of December 31, 2019, balances for Mortgage loans, net include $341.8 million and Secured borrowings, net of deferred costs includes $284.8 million from a 50% and 63% owned joint ventures, all of which the Company consolidates under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). (3) Property held-for-sale, net, includes valuation allowances of $2.3 million and $1.8 million at March 31, 2020 and December 31, 2019, respectively. 14 (4) As of March 31, 2020 and December 31, 2019 Investments at fair value include amortized cost basis of $274.5 million and $230.4 million, respectively, and unrealized losses of $27.2 million and unrealized gains of $1.3 million, respectively. (5) Investments in beneficial interests includes allowance for credit losses of $7.2 million at March 31, 2020. No allowance for credit losses were recorded as of December 31, 2019. (6) Secured borrowings and convertible senior notes are presented net of deferred issuance costs. (7) As of March 31, 2020 and December 31, 2019 non-controlling interests includes $23.4 million and $22.4 million, respectively, from the 50% and 63% owned joint ventures, which the Company consolidates under U.S. GAAP.